UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2020

HOMETRUST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35593	45-5055422
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

10 Woodfin Street, Asheville, North Carolina	28801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (828) 259-3939

Not Applicable
(Former name or former address, if changed since last report)
Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	HTBI	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	[ ]

Item 8.01 Other Events.

Due to circumstances related to the coronavirus ("COVID-19") pandemic, HomeTrust Bancshares, Inc. (the “Company”) is filing this Current Report on Form 8-K to utilize an extension for the filing of the Annual Report on Form 11-K of the HomeTrust Bank KSOP Plan (the “Plan”) for the plan year ended December 31, 2019 (the “Form 11-K”). The Company is relying on the Securities and Exchange Commission’s “Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies” dated March 25, 2020 (Release No. 34-88465). It is expected that the Form 11-K will be filed no later than August 13, 2020, which is the 45th day following June 29, 2020, the original due date of the Form 11-K.

The Company has experienced disruptions to its internal operations as a result of the COVID-19 pandemic. Many of its employees, including human resources personnel, have been working remotely. Since March 1, 2020, all human resources personnel have been diverted to addressing the pandemic and focused on impacts to the Company’s employees, revisions to the Company’s employee benefit plans to comply with the Coronavirus Aid, Relief and Economic Security ("CARES") Act and supporting the Company’s business lines in developing safe protocols for employees and customers while conducting essential business. These protocols have continued to evolve as the states in which the Company operates modify pandemic-related restrictions on business activities.

The Plan’s third-party administrator (the “TPA”) has likewise experienced disruptions to its business and operations as a result of the COVID-19 pandemic. Many of the standard reports the Company receives from the TPA in the areas of year-end compliance, employer discretionary contributions and audit testing were delayed. Standard reports that the Plan’s independent registered public accounting firm receives from the TPA also have been delayed and many are still outstanding, delaying the completion of the audit for the plan year ended December 31, 2019. In the course of reviewing the TPA’s reports on employer discretionary contributions, errors in the crediting of these contributions were recently identified. Although these errors are not believed to be material and corrections are in process, they will further delay the completion of the Form 11-K.

The Company included a risk factor regarding the impact of COVID-19 on its business under Part II, Item 1A of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, which risk factor is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETRUST BANCSHARES, INC.

Date: June 29, 2020	By:	/s/ Tony J. VunCannon
Tony J. VunCannon
Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

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